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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 21, 2000



                            LENNOX INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                         001-15149                    42-0991521
(State of other jurisdiction        (Commission File Number)          (IRS Employer
      of incorporation)                                             Identification No.)


2140 LAKE PARK BLVD., RICHARDSON, TEXAS                       75080
(Address of principal executive offices)                    (Zip code)


       Registrant's telephone number, including area code: (972) 497-5000


                                 NOT APPLICABLE
          (Former name or former address, if changed from last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  On January 21, 2000, Lennox International Inc. ("Lennox") completed the previously disclosed acquisition (the "Merger") of Service Experts, Inc. ("SEI"). For additional information with respect to the Merger, please see the press release of Lennox issued with respect to the Merger, which is included as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired

                  Lennox will file the financial statements required to be filed pursuant to Item 7 of Form 8-K within 60 days after the date of this Form 8-K pursuant to an amendment to this Form 8-K.

(b) Pro Forma Financial Information

                  Lennox will file the pro forma financial information required to be filed pursuant to Item 7 of Form 8-K within 60 days after the date of this Form 8-K pursuant to an amendment to this Form 8-K.

(c) Exhibits

Exhibit
Number            Description
-------           -----------
2.1               Agreement and Plan of Merger, dated as of October 26, 1999, among Lennox International Inc., Service Experts, Inc. and LII
                  Acquisition Corporation (incorporated by reference to Exhibit
                  2.1 to Lennox's Current Report on Form 8-K dated October 26,
                  1999).

99.1              Press Release dated January 21, 2000.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     LENNOX INTERNATIONAL INC.



                                     By:   /s/ Carl E. Edwards, Jr.
                                        -------------------------------------
                                           Name: Carl E. Edwards, Jr.
                                           Title: Executive Vice President,
                                                  General Counsel and Secretary


Date: February 3, 2000.


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                                  EXHIBIT INDEX


Exhibit
Number            Description
-------           -----------

2.1 Agreement and Plan of Merger, dated as of October 26, 1999, among Lennox International Inc., Service Experts, Inc. and LII
                  Acquisition Corporation (incorporated by reference to Exhibit
                  2.1 to Lennox's Current Report on Form 8-K dated October 26,
                  1999).

99.1              Press Release dated January 21, 2000.
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